iShares Trust
Supplement dated July 16, 2026
to the currently effective
Summary Prospectus and Prospectus for the
iShares S&P 500 BuyWrite ETF (IVVW)
(the “Fund”)
The Board of Trustees has approved the following changes for the Fund that are expected to take effect on or around September 17, 2026, except as noted in Item 2 below (the “Effective Dates”).
Accordingly, the following changes will become effective on the Effective Dates:

1.	The Fund will be renamed “iShares IVV Premium Income+ ETF” and all references updated.

2.	The Fund’s fiscal year end will be changed to December 31 effective on or around November 1, 2026.

3.	The Principal Investment Strategies section in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to track the investment results of the Cboe S&P 500 Enhanced 1% OTM BuyWrite Index (the “Underlying Index”). The Underlying Index is designed to measure the performance of holding the iShares Core S&P 500 ETF (“IVV” or the “Underlying Fund”) while writing (selling) call options on the S&P 500 Index (the “Underlying Fund’s underlying index” or “SPX”) to generate income. The Underlying Index consists of four tranches of options, each rolling on a weekly staggered schedule. A “Premium Income+” strategy is intended to reflect a focus on generating option premium income versus a greater mix of income and growth.
As of October 31, 2025, a significant portion of the Underlying Index is indirectly represented, through its holdings in the Underlying Fund, by securities of companies in the consumer goods and services and technology sectors. The components of the Underlying Index, including those indirectly represented through its holdings in the Underlying Fund, are likely to change over time.
The Underlying Fund
The Underlying Fund is an ETF that seeks to track the investment results of the Underlying Fund’s underlying index, which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC (“SPDJI”).
The securities in the Underlying Fund’s underlying index are weighted based on the float-adjusted market value of their outstanding shares. The Underlying Fund’s underlying index consists of securities from a broad range of industries.
BFA is the investment adviser to the Underlying Fund and receives a management fee from the Underlying Fund. Shares of the Underlying Fund are listed on NYSE Arca.
The Written Call Options
The options in the index are referred to generally as Flexible Exchange Options (“FLEX Options”). FLEX Options provide the ability to customize key option contract terms such as strike price, style and expiration date. The Underlying Index utilizes “European-style” call options, meaning they are exercisable at the strike price only on the expiration date. The Underlying Index utilizes four tranches of call options with staggered four-week expiration cycles, and each tranche represents an equal share of the Underlying Index. Each call option in the Underlying Index has a strike price equal to 101% of the closing value of the SPX on the applicable roll date. If, on the business day prior to the applicable roll date, the premium percentage of the 101% call option is below five basis points of the closing price of the SPX on such business day, the Underlying Index will instead select a new call option with the strike price equal to 100% of the closing value of the SPX. The roll date is the day that the

Underlying Index settles the expiring call option for the applicable tranche and writes a new call option for that tranche’s new four-week cycle scheduled to expire on the last trading day of the week falling four weeks from that roll date. Each tranche will have a roll date occurring on a different week from any other tranche. The Underlying Index is rebalanced weekly so that each tranche continues to represent an equal share of the Underlying Index at the close of trading on each weekly roll date.

By writing a call option, the Underlying Index receives a premium and gives up the economic exposure to increases in the value of the Underlying Fund above the strike price at expiration. By writing the call options, the Underlying Index will not participate in market gains of the Underlying Fund above the strike price but will fully participate in any market losses if the Underlying Fund declines in value.
Distributions
The Fund expects to make monthly distributions typically consisting of net investment income and amounts attributable to option premiums received by the Fund, generally up to the extrinsic value of such options when traded. The amount of the Fund’s monthly distribution will vary from month to month based on the amount of option premiums received, dividends received from the Underlying Fund and other Fund-specific and market factors. The Fund will also make distributions of net realized securities gains, if any, at least once per year. The Fund is likely to distribute an amount greater than its earnings and profits, resulting in a return of capital.
Indexing Strategy
The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund. BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities or other instruments intended to collectively have an investment profile similar to that of an applicable underlying index. The instruments selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the components of the Underlying Index. The Fund may use derivatives to gain or reduce exposure to the components of the Underlying Index or exposure to one or more market risk factors associated with such components. Subject to the limits described herein, the Fund may purchase and hold cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, and may also purchase and hold instruments not included in the Underlying Index when BFA believes that such instruments will help the Fund track the performance of the Underlying Index over time, including in light of expected liquidity or trading costs, anticipated additions to or deletions from the Underlying Index, or other reasons as determined by BFA.
The Fund intends for its short option position in the SPX to be fully offset, or “covered,” by the long position that the Fund holds in shares of the Underlying Fund. At times, however, there may be a notional mismatch due to differences between the Underlying Fund and the SPX with respect to pricing, tracking error, dividends, and other factors. Options written by the Fund are generally expected to be cash-settled upon expiration or closed out through offsetting transactions. The Fund does not expect to physically settle outstanding option positions. In addition, the Fund may write options on different dates than the Underlying Index’s roll date and may use strike prices, contract sizes, or maturity dates that are different than those for the options used in the Underlying Index. The Fund may also write options that are not on the SPX but that have investment and fundamental characteristics, in the aggregate, similar to the options used in the Underlying Index. In certain circumstances, the Fund may not write any options, primarily if the option is far “out of the money” (i.e., the strike price exceeds the price of the Underlying Fund) and would generate minimal premium income.

In accordance with Rule 35d‑1 under the Investment Company Act of 1940, as amended (the “1940 Act”), under normal circumstances, the Fund will not invest less than 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in components of the Underlying Index. Investments in derivatives and other investments will be counted toward the Fund’s 80% investment policy to the extent that they provide exposure to the components of the Underlying Index or exposure to one or more market risk factors associated with such components. The Fund’s 80% investment policy may be changed by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders.
The Underlying Index is a product of Cboe Global Indices, LLC (the “Index Provider” or “Cboe”) and SPDJI, the index provider for the Underlying Fund, which are independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the components of the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

4.	In connection with the transition to the four tranches of call options in September 2026, the Underlying Index will roll into options expiring in one, two, three, and four weeks with each tranche representing an equal share of the Underlying Index.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑IVVW‑0726

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